Exhibit 10.18

Stephen E. Smith
Group Vice President
1717 Arch Street
21st Floor
Philadelphia, PA 19103
Phone 215 466-7391
Fax 215 557-7249
stephen.e.smith@verizon.com

September 30, 2005

Paradise HoldCo, Inc.

c/o The Carlyle Group

Attention: James A. Attwood, Jr.

520 Madison Avenue, 41st Floor

New York, NY 10022

Latham & Watkins LLP

Attention: R. Ronald Hopkinson

885 Third Avenue

Suite 1000

New York, NY 10022

Subject: Amendment No. 5 of Transition Services Agreement

Reference is made to the Transition Services Agreement by and among Verizon Information Technologies LLC (successor to Verizon Information Technologies Inc.), Hawaiian Telcom HoldCo, Inc. (f/k/a Paradise HoldCo, Inc), Hawaiian Telcom Communications, Inc. (f/k/a Paradise MergerSub, Inc.) and Verizon Hawaii Inc. dated May 21, 2004, as amended on August 27, 2004, April 8, 2005, April 28, 2005 and August 29, 2005 (herein the “Transition Services Agreement”). Capitalized terms used therein have the meanings assigned in the Transition Services Agreement or the Merger Agreement, as applicable, unless otherwise defined herein. The parties hereby agree to amend and restate Schedule A (F-15) DSL Provisioning and Maintenance and (F-16) Data Services Provisioning and Maintenance Support, and Schedule D (S-l) ISP Services, as set forth in the Attachments hereto which are incorporated herein by this reference (The amendments are highlighted for convenience).

Sincerely

Verizon Information Technologies LLC

By:	/s/ Stephen E. Smith
Stephen E. Smith
Authorized Representative

ACCEPTANCE AND AGREEMENT

The undersigned authorized representatives of Hawaiian Telcom HoldCo, Inc. (f/k/a Paradise Holdco, Inc.) and Hawaiian Telcom Communications, Inc. (f/k/a Paradise MergerSub, Inc.) hereby accept and agree with the above described amendment to the Transition Services Agreement.

Acceptance and Agreement

Amendment No. 5 of Transition Service Agreement

HAWAIIAN TELCOM HOLDCO, INC.

By:	/s/ James A. Attwood, Jr.
Name:	James A. Attwood, Jr.
Title:	Director
Date:	November 8, 2005

HAWAIIAN TELCOM COMMUNICATIONS, INC.

By:	/s/ James A. Attwood, Jr.
Name:	James A. Attwood, Jr.
Title:	Director
Date:	November 8, 2005